Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 18, 2005 is by and among HOOKER FURNITURE CORPORATION, a Virginia corporation (the “Borrower”), THE PERSONS IDENTIFIED AS THE LENDERS ON THE SIGNATURE PAGES HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of April 30, 2003, as amended from time to time (the “Existing Credit Agreement”) among the Borrower, the Lenders and the Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Existing Credit Agreement; and

WHEREAS, the Lenders have agreed to do so, as more fully set forth below, but only on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“First Amendment Effective Date” shall have the meaning set forth in Subpart 3.1.

SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

SUBPART 2.1. Amendment to Section 1.1. Effective on (and subject to the occurrence of) the First Amendment Effective Date, the definition of “Revolving Loan Maturity Date”, in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Revolving Loan Maturity Date” means March 1, 2008.

SUBPART 2.2. Amendment to Schedule 2.01. Effective on (and subject to the occurrence of) the First Amendment Effective Date, Schedule 2.01 of the Existing Credit Agreement is hereby amended to read as provided on Schedule 2.01 attached hereto.

PART III

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1. First Amendment Effective Date. This Amendment shall be and become effective as of the date hereof when all of the conditions set forth in this Part III shall have been satisfied (the “First Amendment Effective Date”), and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment.”

SUBPART 3.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Agent and the Lenders.

SUBPART 3.3. Fees and Expenses. The Borrower shall have paid all reasonable fees and expenses of the Agent and the Lenders in connection with this Amendment and the extensions of credit hereunder.

PART IV

MISCELLANEOUS

SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.2. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement to the “Credit Agreement” and all references in the other Loan Documents to the “Credit Agreement” shall be deemed to refer to the Amended Credit Agreement.

SUBPART 4.3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that (a) the representations and warranties contained in Article V of the Existing Credit Agreement (as amended by this Amendment) are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Subpart 4.3, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 and (b) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

SUBPART 4.4 Ratification and Reaffirmation. Each Loan Party hereby ratifies the Loan Documents to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of such Loan Documents (as amended hereby) applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations under such Loan Documents.

SUBPART 4.5 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 4.6 No Other Changes. Except as expressly modified and amended by this Amendment, the Existing Credit Agreement and all other Loan Documents shall continue in full force and effect and all the terms, provisions and conditions of the Loan Documents shall remain unchanged.

SUBPART 4.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SUBPART 4.8. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.9. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SUBPART 4.10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:
HOOKER FURNITURE CORPORATION, a Virginia corporation

By:
	Name:	Paul B. Toms, Jr.
	Title:	Chief Executive Officer

By:
	Name:	Douglas C. Williams
	Title:	President

AGENT:	BANK OF AMERICA, N.A., as Agent

By:
	Name:	Greg L. Richards
	Title:	S.V.P.

LENDERS:	BANK OF AMERICA, N.A., as a Lender

By:
	Name:	Greg L. Richards
	Title:	S.V.P.

BRANCH BANKING & TRUST CO. OF VIRGINIA, as a Lender

By:
	Name:	J. H. Sorre III
	Title:	Senior Vice President

SCHEDULE 2.01

COMMITMENTS

AND PRO RATA SHARES

Lender	Revolving Commitment	Tranche A Term Loan Commitment	Tranche B Term Loan Commitment	Pro Rata Share
Bank of America, N.A.	$12,000,000.00	$14,655,347.72	$19,600,000.00	80%
Branch Banking & Trust Co. of Virginia	$3,000,000.00	$3,663,836.93	$4,900,000.00	20%
Total	$15,000,000.00	$18,319,184.65	$24,500,000.00	100%